------------------------
                                                        OMB APPROVAL
                                                        ------------------------
                                                        OMB Number: 3235-0570

                                                        Expires: Nov. 30, 2005

                                                        Estimated average burden
                                                        hours per response: 5.0
                                                        ------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-1743

                                  Spectra Fund
               (Exact name of registrant as specified in charter)

                    111 Fifth Avenue New York, New York 10003
               (Address of principal executive offices) (Zip code)

                              Mr. Frederick A. Blum

                           Fred Alger Management, Inc.

                                111 Fifth Avenue

                            New York, New York 10003
                     (Name and address of agent for service)

Registrant's telephone number, including area code:212-806-8800

Date of fiscal year end: October 31

Date of reporting period: October 31, 2004

ITEM 1.  REPORT(S) TO STOCKHOLDERS.

                                  SPECTRA FUND







                                  ANNUAL REPORT
                                OCTOBER 31, 2004






                                     [LOGO]

Dear Shareholders,                                              December 6, 2004



THE YEAR IN REVIEW

      It was an unusual year for investing. Corporate profit growth has rarely been better, and both the U.S. and global economies expanded at a steady, stable clip with very low inflation for most of the year. But a tight presidential race, war in Iraq, rising energy and commodity prices, and continued investor skepticism kept the markets muted until November.

      The fiscal year began on a positive note, and through March, the markets responded positively to strong manufacturing activity and growing consumer confidence. In April the mood started to shift. Energy prices were on the rise, economic growth led to speculation (correct as it turned out) that the Fed would soon raise interest rates, and the situation in Iraq was not improving. Perhaps just as unsettling to the markets, job growth lagged the broader economic recovery. As a result, the markets retreated from their March peak and progressively moved lower until August.

      By autumn, manufacturing activity and consumer spending had slowed. The price of oil continued to rise and the Fed increased the short-term rate from 1.00% to 1.75% by fiscal year end (October 31, 2004). The close presidential race generated passion but also created uncertainty, and the markets remained range-bound until election day. It may be a cliche, but investors truly dislike uncertainty, and the markets only moved up significantly after the election was over.

      As a result, for the 12 months ended October 31, 2004, the equity markets experienced modest gains with the Dow gaining 4.46%, the Nasdaq up 2.68% and the S&P 500 up 9.42%. The yield on the U.S. Treasury 10-year note was 4.05% on October 31, compared to 4.30% a year earlier.

      For the fiscal year ended October 31, 2004, the Spectra Fund lost .68% compared with a gain of 3.53% for the Russell 3000 Growth Index. Much of the underperformance was the result of our being heavily overweighted in information technology. While we fared better than the benchmark in the information technology sector, our holdings were still down for the year. Semiconductor stocks were hit hardest, notably Kulicke & Soffa Industries, Novellus Systems, and Applied Materials. In software, Red Hat and Veritas also took big hits. Research in Motion Ltd., the creator of the widely-used handheld Blackberry communication product, was an exception.

      Our holdings in consumer discretionary did better, and we were above market weight. Satellite radio companies XM Satellite and Sirius both had an impressive year, and online retailer eBay was among the top performers in the Fund. The exception here was online DVD rental service Netflix, which detracted from overall performance.

LOOKING AHEAD

      For the first time in many years, we believe that the market is no longer gripped by the irrational exuberance of the late 1990s or the irrational pessimism of the first years of the new millennium. Instead, we think that this market will reward or penalize companies based on how well those companies perform. As a result, heading into 2005, we expect to see steady and rational gains with less volatility than in past years. In light of impressive corporate earnings growth and low interest rates, we believe that much of the market is undervalued, and that companies achieving solid, double-digit earnings should command better prices in the year ahead.

      At the same time, employment and wage gains are likely to be less impressive than corporate profit growth. Productivity remains high by historic averages, and companies have not needed to initiate substantial new hiring. In addition, higher energy prices look to be a mild check on what is otherwise a very robust economy. While the pace of growth should slow from its pace a year ago, corporate profits overall should grow in the high single-digits, with many companies significantly exceeding that. GDP growth should be at least 3%.

      Alger is celebrating its 40th anniversary of managing money, and our investment philosophy and process remain the same. This year, however, was a bit disappointing to us. Uncertainty trumped fundamentals, and our stocks didn't do as well as we had expected. Looking back, perhaps this was simply the "pause that refreshes." In the rally following the election, both the markets and our performance have picked up considerably. We think this is a positive harbinger for 2005.

      As always, we will continue to use our time-tested, disciplined approach in order to identify dynamic companies and invest in them. We value the trust you have placed in us, and we thank you. We look forward to the year ahead.

      Respectfully submitted,

      /s/ Dan C. Chung
      ------------------------
      Dan C. Chung
      Chief Investment Officer

--------------------------------------------------------------------------------
SPECTRA FUND Fund Highlights Through October 31, 2004 (Unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Hypothetical $10,000 Investment in Class N Shares -- 10 years ended
October 31, 2004.
--------------------------------------------------------------------------------

[The following table represents a chart in the printed piece.]

             SPECTRA     RUSSELL 3000

11/94        10,000      10,000
10/31/95     15,772      12,835
10/31/96     17,771      15,549
10/31/97     22,472      20,157
10/31/98     26,279      24,268
10/31/99     42,746      32,494
10/31/2000   45,400      35,680
10/31/2001   28,966      21,642
10/31/2002   21,816      17,369
10/31/2003   26,949      21,423
10/31/2004   26,766      22,178


The chart above illustrates the growth in value of a hypothetical $10,000 investment made in Spectra Fund Class N shares and the Russell 3000 Growth Index for the ten years ended October 31, 2004. The figures for Spectra Fund and the Russell 3000 Growth Index (an unmanaged index of common stocks) include reinvestment of dividends. Performance for Spectra Fund Class A shares will vary from the results shown above due to the sales charge on Class A shares.


--------------------------------------------------------------------------------
                  PERFORMANCE COMPARISON            PERFORMANCE COMPARISON
                  as of October 31, 2004            as of October 31, 2004

                  AVERAGE ANNUAL RETURNS            AVERAGE ANNUAL RETURNS

                                                                         SINCE
                                                                       INCEPTION
                  1         5       10                         1       (JULY 1,
                 YEAR     YEARS    YEARS                      YEAR       2000)
                -------------------------    -----------------------------------
Class N         (0.68%)  (8.94%)   10.35%    Class A+        (6.39%)   (15.45%)
Russell 3000                                 Russell 3000
 Growth Index    3.53%   (7.35%)    8.29%     Growth Index    3.53%    (10.10%)
--------------------------------------------------------------------------------

THE FUND'S AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE GRAPH AND TABLE ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL WILL FLUCTUATE AND THE FUND'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

+ Returns reflect maximum initial sales charges on Class A shares.

SPECTRA FUND
SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

      As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2004 and ending October 31, 2004.

ACTUAL EXPENSES

      The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                 EXPENSES PAID
                           BEGINNING          ENDING           DURING THE PERIOD
                         ACCOUNT VALUE     ACCOUNT VALUE        MAY 1, 2004 TO
CLASS A:                  MAY 1, 2004    OCTOBER 31, 2004    OCTOBER 31, 2004(B)
                         -------------   ----------------    -------------------
Actual ...............     $1,000.00        $   986.50             $ 9.89
Hypothetical(a) ......      1,000.00          1,015.18              10.03

                                                                 EXPENSES PAID
                           BEGINNING          ENDING          DURING THE PERIOD
                          ACCOUNT VALUE    ACCOUNT VALUE        MAY 1, 2004 TO
CLASS N:                   MAY 1, 2004   OCTOBER 31, 2004    OCTOBER 31, 2004(B)
                         -------------   ----------------    -------------------
Actual ...............     $1,000.00        $   986.50             $ 9.89
Hypothetical(a) ......      1,000.00          1,015.18              10.03

----------
(a) 5% annual return before expenses.

(b) Expenses are equal to the Fund's annualized expense ratio of 1.98% for both Class A and Class N shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

SPECTRA FUND
SCHEDULE OF INVESTMENTS
October 31, 2004

    SHARES     COMMON STOCKS--94.8%                                     VALUE
   --------                                                            --------
               AEROSPACE & DEFENSE--3.3%
      69,000   Lockheed Martin Corporation .....................    $ 3,801,210
      36,900   United Technologies Corporation .................      3,425,058
                                                                    -----------
                                                                      7,226,268
                                                                    -----------
               BIOTECHNOLOGY--7.6%
      82,250   Biogen Idec Inc.* ...............................      4,783,660
      49,400   Genentech, Inc.* ................................      2,249,182
      45,100   Genzyme Corporation General Division* ...........      2,366,397
     137,300   Gilead Sciences, Inc.* ..........................      4,754,699
      10,600   ImClone Systems Incorporated* ...................        464,280
      27,100   OSI Pharmaceuticals, Inc.* ......................      1,760,958
                                                                    -----------
                                                                     16,379,176
                                                                    -----------
               BUSINESS SERVICES--.8%
      27,100   MicroStrategy Incorporated* .....................      1,625,458
                                                                    -----------
               CAPITAL MARKETS--.8%
      16,700   Bank of New York Company, Inc. (The) ............        542,082
      20,700   Merrill Lynch & Co., Inc. .......................      1,116,558
                                                                    -----------
                                                                      1,658,640
                                                                    -----------
               CHEMICALS--1.5%
      94,300   Lubrizol Corporation ............................      3,275,039
                                                                    -----------
               COMMERCIAL BANKS--.5%
      18,550   Wells Fargo & Company ...........................      1,107,806
                                                                    -----------
               COMMERCIAL SERVICES & SUPPLIES--1.4%
      57,900   First Marblehead Corporation (The)* .............      3,103,440
                                                                    -----------
               COMMUNICATION EQUIPMENT--5.9%
      86,000   Motorola, Inc. ..................................      1,484,360
     245,500   Nokia Oyj ADR# ..................................      3,785,610
      69,700   QUALCOMM Inc. ...................................      2,914,157
      51,450   Research In Motion Limited* .....................      4,537,890
                                                                    -----------
                                                                     12,722,017
                                                                    -----------
               COMPUTER SOFTWARE--1.0%
      99,700   Check Point Software Technologies Ltd.* .........      2,255,314
                                                                    -----------
               COMPUTER TECHNOLOGY--1.4%
      74,500   NAVTEQ* .........................................      3,003,095
                                                                    -----------
               COMPUTERS & PERIPHERALS--4.3%
      78,450   Apple Computer, Inc.* ...........................      4,120,979
     176,700   PalmOne, Inc.* ..................................      5,118,999
                                                                    -----------
                                                                      9,239,978
                                                                    -----------
               DIVERSIFIED FINANCIAL SERVICES--.8%
      20,200   Lehman Brothers Holdings Inc. ...................      1,659,430
                                                                    -----------
               ENERGY EQUIPMENT & SERVICES--2.2%
     141,200   National-Oilwell, Inc.* .........................      4,759,852
                                                                    -----------
               FOOD & STAPLES RETAILING--1.7%
      82,000   CVS Corporation .................................      3,563,720
                                                                    -----------

SPECTRA FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2004

    SHARES     COMMON STOCKS (CONTINUED)                                 VALUE
   --------                                                             --------
               FREIGHT & LOGISTICS--1.1%
      25,450   FedEx Corp. .....................................    $ 2,319,004
                                                                    -----------
               HEALTH CARE EQUIPMENT & SUPPLIES--3.7%
      55,500   Fisher Scientific International Inc.* ...........      3,183,480
      33,600   Guidant Corporation .............................      2,238,432
      53,200   Kinetic Concepts, Inc.* .........................      2,650,956
                                                                    -----------
                                                                      8,072,868
                                                                    -----------
               HEALTH CARE PROVIDERS & SERVICES--3.3%
      49,900   AMERIGROUP Corporation* .........................      2,994,000
      77,950   Caremark Rx, Inc.* ..............................      2,336,162
      20,100   Quest Diagnostics Incorporated ..................      1,759,554
                                                                    -----------
                                                                      7,089,716
                                                                    -----------
               HOTELS, RESTAURANTS & LEISURE--.7%
      33,100   Royal Caribbean Cruises Ltd. ....................      1,542,460
                                                                    -----------
               HOUSEHOLD DURABLES--.4%
      16,600   Garmin Ltd. .....................................        830,000
                                                                    -----------
               INDUSTRIAL CONGLOMERATES--2.9%
      83,100   General Electric Company ........................      2,835,372
     106,400   Tyco International Ltd. .........................      3,314,360
                                                                    -----------
                                                                      6,149,732
                                                                    -----------
               INFORMATION TECHNOLOGY SERVICES--1.3%
      44,200   Accenture Ltd. Cl. A* ...........................      1,070,082
      48,950   Cognizant Technology Solutions
                 Corporation Cl. A* ............................      1,664,300
                                                                    -----------
                                                                      2,734,382
                                                                    -----------
               INTERNET & CATALOG RETAIL--4.0%
      71,200   eBay Inc.* ......................................      6,949,832
      79,400   IAC/InterActiveCorp.* ...........................      1,716,628
                                                                    -----------
                                                                      8,666,460
                                                                    -----------
               INTERNET SOFTWARE & SERVICES--3.9%
      18,300   Netease.com Inc. ADR*# ..........................        851,133
     206,100   Yahoo! Inc.* ....................................      7,458,759
                                                                    -----------
                                                                      8,309,892
                                                                    -----------
               LEISURE & ENTERTAINMENT--.8%
      55,400   Shanda Interactive Entertainment Ltd.* ..........      1,683,551
                                                                    -----------
               MACHINERY-OIL WELL EQUIPMENT & SERVICES--1.0%
     114,000   Patterson-UTI Energy, Inc. ......................      2,192,220
                                                                    -----------
               MEDIA--4.9%
       4,900   DreamWorks Animation SKG, Inc.* .................        191,345
     509,300   Sirius Satellite Radio Inc.* ....................      1,986,270
     331,700   Time Warner Inc.* ...............................      5,519,488
      78,800   Viacom Inc. Cl. B ...............................      2,875,412
                                                                    -----------
                                                                     10,572,515
                                                                    -----------
               MEDICAL DEVICES--1.0%
      56,300   Advanced Medical Optics, Inc.* ..................      2,201,330
                                                                    -----------

SPECTRA FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2004

    SHARES     COMMON STOCKS (CONTINUED)                                  VALUE
   ---------                                                            --------
               METALS & MINING--1.6%
      53,000   Peabody Energy Corporation ......................    $ 3,380,340
                                                                    -----------
               MULTILINE RETAIL--.8%
      33,800   Kohl's Corporation* .............................      1,715,688
                                                                    -----------
               OFFICE EQUIPMENT--1.1%
      45,500   Zebra Technologies Corporation* .................      2,411,045
                                                                    -----------
               OIL & GAS--3.8%
      41,900   BP PLC Sponsored ADR# ...........................      2,440,675
      36,700   EOG Resources, Inc. .............................      2,442,752
      68,600   Talisman Energy Inc. ............................      1,843,282
      33,700   Teekay Shipping Corporation .....................      1,556,940
                                                                    -----------
                                                                      8,283,649
                                                                    -----------
               PHARMACEUTICALS--6.9%
      37,900   Allergan, Inc. ..................................      2,712,124
     168,225   IVAX Corporation* ...............................      3,044,873
      11,400   Novartis AG ADR# ................................        547,314
      71,080   Pfizer Inc. .....................................      2,057,766
     118,500   Schering-Plough Corporation .....................      2,146,035
      24,000   Sepracor Inc.* ..................................      1,102,320
      62,000   Teva Pharmaceutical Industries Ltd. ADR# ........      1,612,000
      43,300   Wyeth ...........................................      1,716,845
                                                                    -----------
                                                                     14,939,277
                                                                    -----------
               ROAD & RAIL--1.3%
      64,800   Burlington Northern Santa Fe Corporation ........      2,709,288
                                                                    -----------
               SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT--3.3%
     101,400   Broadcom Corporation Cl. A* .....................      2,742,870
      53,700   Intel Corporation ...............................      1,195,362
      20,600   Novellus Systems, Inc.* .........................        533,746
     297,800   Skyworks Solutions, Inc.* .......................      2,647,442
                                                                    -----------
                                                                      7,119,420
                                                                    -----------
               SOFTWARE--8.1%
      46,800   Cognos, Inc.* ...................................      1,849,068
     126,300   Fair Isaac Corporation ..........................      3,814,260
      57,900   Mercury Interactive Corporation* ................      2,514,597
     308,200   Microsoft Corporation ...........................      8,626,518
      47,600   Red Hat, Inc.* ..................................        611,184
                                                                    -----------
                                                                     17,415,627
                                                                    -----------
               SPECIALTY RETAIL--3.3%
      69,800   Bed Bath & Beyond Inc.* .........................      2,847,142
      39,800   Lowe's Companies, Inc. ..........................      2,239,946
      55,200   Tractor Supply Company* .........................      2,002,652
                                                                    -----------
                                                                      7,089,740
                                                                    -----------

SPECTRA FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
October 31, 2004

    SHARES     COMMON STOCKS (CONTINUED)                                  VALUE
   ---------                                                            --------
               TEXTILES, APPAREL & LUXURY GOODS--1.4%
      44,200   Coach, Inc.* ....................................   $  2,061,046
      28,300   Polo Ralph Lauren Corporation Cl. A .............      1,045,119
                                                                   ------------
                                                                      3,106,165
                                                                   ------------
               WIRELESS TELECOMMUNICATION SERVICES--1.0%
      40,100   SpectraSite, Inc.* ..............................      2,057,130
                                                                   ------------
               Total Common Stocks
                 (Cost $184,157,220 ) ..........................    204,170,732
   PRINCIPAL
    AMOUNT
   ---------
               SHORT-TERM INVESTMENTS--5.4%
 $11,680,000   U.S. Agency Obligations
                 Federal Home Loan Banks,
                 1.65%, 11/1/04
                 (Cost $11,680,000) ............................     11,680,000
                                                                   ------------
Total Investments
  (Cost $ 195,837,220)(a) .........................      100.2%     215,850,732
Liabilities In Excess of Other Assets .............       (0.2)        (529,822)
                                                        ------     ------------
Net Assets ........................................      100.0%    $215,320,910
                                                        ======     ============
----------
*    Non-income producing security.
#    American Depositary Receipts.
(a) At October 31, 2004, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $196,090,826 amounted to $19,759,906 which consisted of aggregate gross unrealized appreciation of $23,557,850 and aggregate gross unrealized depreciation of $3,797,944.


PORTFOLIO SUMMARY+ (UNAUDITED)
--------------------------------------------------------------------------------

                              Value (%)                               Value (%)
---------------------------------------    -------------------------------------

Information Technology            32.0%    Financials                      3.5%
Health Care                       22.4%    Materials                       3.1%
Consumer Discretionary            15.5%    Consumer Staples                1.7%
Industrials                        8.6%    Telecommunication Services      1.0%
Energy                             7.0%    Cash and Net Other Assets       5.2%
                                                                         100.0%
----------
+ Based on net assets.

--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

                      [This page intentionally left blank]

SPECTRA FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD

                                                INCOME FROM
                                            INVESTMENT OPERATIONS
                                         -----------------------------
                                                             NET
                                                           REALIZED                          DISTRIBUTIONS
                            NET ASSET         NET       AND UNREALIZED       TOTAL               FROM
                              VALUE,       INVESTMENT     GAIN (LOSS)        FROM                 NET
                            BEGINNING        INCOME           ON           INVESTMENT          REALIZED
                            OF PERIOD        (LOSS)       INVESTMENTS      OPERATIONS            GAINS
-----------------------------------------------------------------------------------------------------------------
SPECTRA FUND
CLASS A (i)
Year ended 10/31/04 ......    $5.90       $(0.10)(iii)      $ 0.06          $(0.04)             $   --
Year ended 10/31/03 ......     4.76        (0.08)(iii)        1.22            1.14                  --
Year ended 10/31/02 ......     6.32        (0.09)(iii)       (1.47)          (1.56)                 --
Year ended 10/31/01 ......    10.63        (0.08)(iii)       (3.60)          (3.68)              (0.63)
Four months ended
  10/31/00(ii) ...........    12.28        (0.02)            (1.63)          (1.65)                 --

CLASS N
Year ended 10/31/04 ......   $ 5.88       $(0.10)(iii)      $ 0.06          $(0.04)             $   --
Year ended 10/31/03 ......     4.76        (0.07)(iii)        1.19            1.12                  --
Year ended 10/31/02 ......     6.32        (0.09)(iii)       (1.47)          (1.56)                 --
Year ended 10/31/01 ......    10.63        (0.08)(iii)       (3.60)          (3.68)              (0.63)
Year ended 10/31/00 ......    10.76        (0.08)             0.88            0.80               (0.93)

----------
(i) Initially offered July 1, 2000.

(ii) Ratios have been annualized; total return has not been annualized. (iii) Amount was computed based on average shares outstanding during the period. (iv) Does not reflect the effect of any sales charge.

                       See Notes to Financial Statements.


                                                                           RATIOS/SUPPLEMENTAL DATA
                                                         ----------------------------------------------------------

                                                          NET ASSETS,                  RATIO OF NET
                                                            END OF        RATIO OF      INVESTMENT
                             NET ASSET                      PERIOD        EXPENSES     INCOME (LOSS)
                            VALUE, END                      (000'S       TO AVERAGE     TO AVERAGE      PORTFOLIO
                             OF PERIOD     TOTAL RETURN     OMITTED)     NET ASSETS     NET ASSETS    TURNOVER RATE
-------------------------------------------------------------------------------------------------------------------
SPECTRA FUND
CLASS A (i)
Year ended 10/31/04 ......    $ 5.86       (0.68)%(iv)      $ 4,882         1.98%        (1.63)%        159.35%
Year ended 10/31/03 ......      5.90       23.95(iv)          6,346         2.01         (1.35)         192.19
Year ended 10/31/02 ......      4.76      (24.68)(iv)         6,722         1.98         (1.52)         172.25
Year ended 10/31/01 ......      6.32      (36.20)(iv)        12,951         1.88         (1.03)         114.75
Four months ended
  10/31/00(ii) ...........     10.63      (13.44)(iv)        14,711         1.82         (1.05)         118.82

CLASS N
Year ended 10/31/04 ......    $ 5.84       (0.68)%        $ 210,439         1.98%        (1.63)%        159.35%
Year ended 10/31/03 ......      5.88       23.53            257,337         2.03         (1.39)         192.19
Year ended 10/31/02 ......      4.76      (24.68)           252,620         1.98         (1.52)         172.25
Year ended 10/31/01 ......      6.32      (36.20)           423,860         1.88         (0.99)         114.75
Year ended 10/31/00 ......     10.63        6.21            876,132         1.82         (1.29)         118.82

SPECTRA FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2004

ASSETS:
   Investments in securities, at value (cost $195,837,220)--
     see accompanying schedule of investments ................                  $  215,850,732
   Cash ......................................................                          60,566
   Receivable for investment securities sold .................                       5,809,102
   Receivable for shares of beneficial interest sold .........                          76,072
   Dividends receivable ......................................                           6,763
   Prepaid expenses ..........................................                           7,294
                                                                                --------------
       Total Assets                                                                221,810,529
LIABILITIES:
   Payable for investment securities purchased ...............    $5,677,609
   Payable for shares of beneficial interest redeemed ........       363,291
   Investment advisory fees payable ..........................       272,986
   Shareholder servicing fees payable ........................        45,498
   Transfer agent fees payable ...............................        33,015
   Trustees' fees payable ....................................         6,685
   Accrued expenses ..........................................        90,535
                                                                  ----------
       Total Liabilities .....................................                       6,489,619
                                                                                --------------
NET ASSETS ...................................................                  $  215,320,910
                                                                                ==============
NET ASSETS CONSIST OF:
   Paid-in capital ...........................................                  $  496,118,693
   Undistributed net investment income (accumulated loss) ....                              --
   Undistributed net realized gain (accumulated loss) ........                    (300,811,295)
   Net unrealized appreciation (depreciation) of investments .                      20,013,512
                                                                                --------------
NET ASSETS ...................................................                  $  215,320,910
                                                                                ==============

Class A
   Net Asset Value Per Share .................................                  $         5.86
                                                                                ==============
   Offering Price Per Share ..................................                  $         6.18
                                                                                ==============

Class N
   Net Asset Value and Offering Price Per Share ..............                  $         5.84
                                                                                ==============

Shares of beneficial interest outstanding--Note 5
   Class A ...................................................                         833,734
                                                                                ==============
   Class N ...................................................                      36,060,474
                                                                                ==============



                       See Notes to Financial Statements.

SPECTRA FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2004

INVESTMENT INCOME:
   Income:
     Dividends (net of foreign withholding taxes of $9,556) ..                     $   813,876
     Security lending ........................................                          25,985
     Interest ................................................                          42,631
                                                                                   -----------
       Total Income ..........................................                         882,492
   Expenses:
     Investment advisory fees--Note 2(a) .....................  $  3,735,425
     Shareholder servicing fees--Note 2(e) ...................       622,571
     Transfer agent fees .....................................       208,253
     Interest expense ........................................        35,704
     Custodian fees ..........................................        37,323
     Registration fees .......................................        42,189
     Trustees' fees ..........................................        43,279
     Professional fees .......................................        49,536
     Miscellaneous ...........................................       166,659
                                                                ------------
       Total Expenses ........................................                       4,940,939
                                                                                   -----------
NET INVESTMENT LOSS ..........................................                      (4,058,447)
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
Net realized gain on investments .............................    18,386,855
Net change in unrealized appreciation (depreciation)
   on investments ............................................   (15,856,220)
                                                                ------------
       Net realized and unrealized gain on investments .......                       2,530,635
                                                                                   -----------
NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS ................................................                     $(1,527,812)
                                                                                   ===========


                       See Notes to Financial Statements.

SPECTRA FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED           YEAR ENDED
                                                                 OCTOBER 31,          OCTOBER 31,
                                                                    2004                  2003

Net investment loss ........................................   $  (4,058,447)        $ (3,476,757)
Net realized gain on investments and written options .......      18,386,855           13,487,096
Net change in unrealized appreciation (depreciation)
   on investments and written options ......................     (15,856,220)          43,757,463
                                                               -------------         ------------
    Net increase (decrease) in net assets resulting
       from operations .....................................      (1,527,812)          53,767,802
Decrease from shares of beneficial interest transactions:
  Class A ..................................................      (1,438,077)          (3,263,446)
  Class N ..................................................     (45,395,289)         (46,164,533)
                                                               -------------         ------------
Net decrease from shares of beneficial
   interest transactions--Note 5a ..........................     (46,833,366)         (49,427,979)
      Total increase (decrease) in net assets ..............     (48,361,178)           4,339,823
Net assets:

  Beginning of year ........................................     263,682,088          259,342,265
                                                               -------------         ------------
  End of year ..............................................    $215,320,910         $263,682,088
                                                               =============         ============


                       See Notes to Financial Statements.

SPECTRA FUND
NOTES TO FINANCIAL STATEMENTS

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

      Spectra Fund (the "Fund") is a diversified open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund's investment objective is capital appreciation. It seeks to achieve its objective by investing primarily in equity securities.

      The Fund offers Class A and Class N shares. Class A shares were first offered on July 1, 2000 and are generally subject to an initial sales charge. Each class has identical rights to assets and earnings.

      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. (A) INVESTMENT VALUATION--Investments in securities are valued each day the New York Stock Exchange (the "NYSE") is open as of the close of the NYSE (normally 4:00 p.m. Eastern time). Listed securities for which such information is regularly reported are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price, or in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Short-term notes are valued at amortized cost which approximates market value. Shares of mutual funds are valued at the net asset value of the underlying mutual fund. Securities included within the Nasdaq market shall be valued at the Nasdaq official closing price ("NOCP") on the day of valuation, or if there is no NOCP issued, at the last sale price on such day. Securities included within the Nasdaq market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME--Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in, first-out method. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(C) REPURCHASE AGREEMENTS--The Fund enters into repurchase agreements with approved institutions. The repurchase agreements are collateralized by U.S. Government securities, which are either received and held in physical possession by the custodian or received by such custodian in book-entry form through the Federal Reserve book-entry system. The collateral is valued on a daily basis during the term of the agreement to ensure that its value equals or exceeds the agreed-upon repurchase price to be repaid to the Fund. Additional collateral is obtained when necessary.

(D) OPTION WRITING: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently

SPECTRA FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

(E) LENDING OF PORTFOLIO SECURITIES--The Fund lends its securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Fund's total assets, as defined. The Fund earns fees on the securities loaned. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash, letters of credit or U.S. Government securities that are maintained in an amount equal to at least 100 percent of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any required additional collateral is delivered to the Fund on the next business day. As of October 31, 2004, there were no securities on loan.

(F) DIVIDENDS TO SHAREHOLDERS--Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends from net investment income and distributions from capital gains payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from, or in excess of net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses. The reclassification had no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

SPECTRA FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(G) FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income to its shareholders. Provided the Fund maintains such compliance, no federal income tax provision is required.

(H) ALLOCATION METHOD--Income, realized and unrealized gains and losses, and expenses are allocated among the Fund's classes based on relative net assets.

(I) INDEMNIFICATION--The Fund enters into contracts that contain a variety of indem- nification provisions. The Fund's maximum exposure under these arrangements is unknown. The Fund does not anticipate recognizing any loss related to these arrange ments.

(J) OTHER--These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 2--INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) INVESTMENT ADVISORY FEES--The Fund pays its investment adviser, Fred Alger Management, Inc. ("Alger Management"), a monthly fee at an annual rate of 1.50% based on the value of the Fund's average daily net assets.

(B) TRANSFER AGENT FEES--Alger Shareholder Services, Inc. ("Alger Services"), an affiliate of Alger Management, served as transfer agent for the Fund. During the year ended October 31, 2004, the Fund incurred fees of approximately $188,000 for services provided by Alger Services and reimbursed Alger Services approximately $20,000 for transfer agent related expenses paid by Alger Services on behalf of the Fund. Effective November 22, 2004, State Street Bank and Trust Company replaced Alger Services as the Fund's transfer agent. Transfer agent services are provided by State Street Bank and Trust Company's affiliate, Boston Financial Data Services, Inc.

(C) BROKERAGE COMMISSIONS--During the year ended October 31, 2004, the Fund paid Fred Alger & Company, Incorporated ("Alger Inc."), an affiliate of Alger Management, $651,251 in connection with securities transactions.

(D) TRUSTEES' FEES--Certain trustees and officers of the Fund are directors and officers of Alger Management, Alger Inc. and Alger Services. The Fund pays each trustee who is not affiliated with Alger Management or its affiliates an annual fee of $8,000.

(E) SHAREHOLDER SERVICING FEES--The Fund has entered into a shareholder servicing agreement with Alger Inc. whereby Alger Inc. provides the Fund with ongoing servicing of shareholder accounts. As compensation for such services,

SPECTRA FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the Fund pays Alger Inc. a monthly fee at an annual rate equal to .25% of the value of the Fund's average daily net assets.

NOTE 3--SECURITIES TRANSACTIONS:

During  the year ended  October  31,  2004,  purchases  and sales of  investment
securities,   excluding  short-term  securities,   aggregated  $393,344,224  and
$459,326,889, respectively.

NOTE 4--LINES OF CREDIT:

      The Fund has both committed and uncommitted lines of credit with banks. All borrowings have variable interest rates and are payable on demand. To the extent the Fund borrows under these lines, the Fund must pledge securities with a total value of at least twice the amount borrowed. For the year ended October 31, 2004, the Fund had borrowings which averaged $2,250,232 at a weighted average interest rate of 1.59%.

NOTE 5--SHARE CAPITAL:

(A) The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into two separate classes.

      During the year ended October 31, 2004, transactions of shares of beneficial interest were as follows:

CLASS A:                                              SHARES           AMOUNT
                                                      ------           ------
Shares sold ...............................            57,059    $      343,940
Shares redeemed ...........................          (298,614)       (1,782,017)
                                               --------------    --------------
Net decrease ..............................          (241,555)   $   (1,438,077)
                                               ==============    ==============

CLASS N:                                              SHARES           AMOUNT
                                                      ------           ------
Shares sold ...............................         3,864,237    $   23,379,536
Shares redeemed ...........................       (11,553,622)      (68,774,825)
                                               --------------    --------------
Net decrease ..............................        (7,689,385)   $  (45,395,289)
                                               ==============    ==============

      During the year ended October 31, 2003, transactions of shares of beneficial interest were as follows:

CLASS A:                                              SHARES           AMOUNT
                                                      ------           ------
Shares sold ...............................        32,316,416    $  161,738,352
Shares redeemed ...........................       (32,653,783)     (165,001,798)
                                               --------------    --------------
Net decrease ..............................          (337,367)   $   (3,263,446)
                                               ==============    ==============

CLASS N:                                              SHARES           AMOUNT
                                                      ------           ------
Shares sold ...............................         5,995,836    $   29,925,164
Shares redeemed ...........................       (15,289,943)      (76,089,697)
                                               --------------    --------------
Net decrease ..............................        (9,294,107)   $  (46,164,533)
                                               ==============    ==============

SPECTRA FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(B) REDEMPTION FEE--The Fund may impose a 2.00% redemption fee on Fund shares redeemed (including shares redeemed by exchange) within 30 days after such shares were acquired. The fees retained by the Fund are included as paid-in capital on the Statement of Assets and Liabilities. During the year ended October 31, 2004, redemption fees were $431.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS:

      During the year ended October 31, 2004 and the year ended October 31, 2003, there were no distributions paid. As of October 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income ..................................              --
Undistributed long-term gain ...................................              --
Undistributed appreciation .....................................     $19,759,906

      The differences between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

      At October 31, 2004, the Fund, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

EXPIRATION DATE                                                        AMOUNT
---------------                                                     ------------
       2009 ....................................................    $193,490,387
       2010 ....................................................     107,067,302
                                                                    ------------
                                                                    $300,557,689
                                                                    ============
NOTE 7--REGULATORY MATTERS AND LEGAL PROCEEDINGS:

Alger Management has been responding to inquiries, document requests and/or subpoenas from regulatory authorities, including the United States Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General, and the Attorney General of New Jersey, in connection with their investigation of practices in the mutual fund industry identified as "market timing" and "late trading." Alger Management has assured the board of the Fund that if it be determined that improper trading practices in the Fund detrimentally affected its performance, Alger Management will make appropriate restitution. At the present time, Alger Management is unable to estimate the impact, if any, that the outcome of these investigations may have on the Fund's results of operations or financial condition.

Certain civil actions have developed out of the regulatory investigations. Several purported class actions and shareholder derivative suits have been filed against various parties, including, depending on the lawsuit, Alger Management, certain of the mutual funds managed by Alger Management (the "Alger Mutual

SPECTRA FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful market-timing and late-trading activities. These cases have been transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. On September 29, 2004, consolidated amended complaints involving these cases -- a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") -- were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM).

The Derivative Complaint, brought on behalf of the Alger Mutual Funds and Castle Convertible Fund, Inc., a registered closed-end fund managed by Alger Management, alleges (i) violations, by Alger Management and, depending on the specific offense alleged, by its immediate parent the Distributor (Fred Alger & Company, Incorporated) and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940 and of Sections 206 and 215 of the Investment Advisers Act of 1940, breach of fiduciary duty, and breach of contract, (ii) various offenses by other, unrelated, third-party defendants, and (iii) unjust enrichment by all the named defendants, all by virtue of the alleged wrongful market-timing and late-trading activities. The complaint seeks, among other things, removal of the trustee defendants and of Alger Management, certain rescissory relief, disgorgement of management fees and allegedly unlawful profits, compensatory and punitive monetary damages, and plaintiffs' fees and expenses (including attorney and expert fees). The Class Action Complaint names the Alger-related defendants named in the Derivative Complaint as well as certain defendants not named in the Derivative Complaint, including certain entities affiliated with Alger Management, certain Alger Mutual Funds, including the Fund, and certain additional former trustees and a former officer of the defendant Alger Mutual Funds. It alleges, on the basis of factual allegations similar to those of the Derivative Complaint with respect to the Alger defendants, (i) offenses by Alger defendants similar to those alleged in the Derivative Complaint, (ii) violations, by Alger Management, the Distributor, their affiliates, the funds named as defendants, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934, and Section 34(b) of the Investment Company Act of 1940,
(iii) breach of contract by the funds named as defendants, and (iv) unjust enrichment by all of the named defendants. It seeks relief similar to that sought in the Derivative Complaint.

Alger Management does not believe that the foregoing lawsuits will materially affect its ability to perform its management contracts with any of the funds that it manages, and the management of the Fund believes that it will not be materially adversely affected by the pending lawsuits.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Spectra Fund:

We have audited the accompanying statement of assets and liabilities of Spectra Fund, including the schedule of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the two years ended October 31, 2001 were audited by other auditors, whose report, dated November 30, 2001, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of October 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, and audited by us, present fairly, in all material respects, the financial position of Spectra Fund at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                   /s/ Ernst & Young LLP


December 15, 2004

TRUSTEES AND OFFICERS OF THE FUND (UNAUDITED)

Information about the Trustees and officers of the Fund is set forth below. In the table the term "Alger Fund Complex" refers to the Fund, The Alger Funds, The Alger American Fund, The Alger Institutional Funds, The China-U.S. Growth Fund and Castle Convertible Fund, Inc., each of which is a registered investment company managed by Fred Alger Management, Inc. ("Alger Management"). Each Trustee serves until an event of termination, such as death or resignation, or until his successor is duly elected; each officer's term of office is one year. Unless otherwise noted, the address of each person named below is 111 Fifth Avenue, New York, NY 10003.

                                                                                                         NUMBER OF
                                                                                                         PORTFOLIOS
                                                                                                      IN THE ALGER FUND
                                                                                       TRUSTEE          COMPLEX WHICH
NAME, AGE, POSITION WITH                                                                AND/OR          ARE OVERSEEN
 THE FUND AND ADDRESS         PRINCIPAL OCCUPATIONS                                  OFFICER SINCE       BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Fred M. Alger III (69)        Chairman of the Board of Alger Associates, Inc.             1974               22
  Chairman of the Board       ("Associates"), Fred Alger & Company, Incorporated
                              ("Alger Inc."), Alger Management, Alger Properties,
                              Inc. ("Properties"), Alger Shareholder Services, Inc.
                              ("Services"), Alger Life Insurance Agency, Inc.
                              ("Agency"), Fred Alger International Advisory S.A.
                              ("International"), and five of the six funds in the Alger
                              Fund Complex; Chairman of the Boards of Alger
                              SICAV ("SICAV") and Analysts Resources,
                              Inc. ("ARI").

Dan C. Chung (42)             President, Director and Chief Investment Officer            2001               16
  President and Trustee       of Alger Management; President and Director
                              of Associates, Alger Inc., Properties, Services,
                              Agency, International, ARI and Trust; Trustee/Director
                              of four of the six funds in the Alger Fund Complex.

Hilary M. Alger (43)          Trustee/Director of five of the six funds in the Alger      2003               17
  Trustee                     Fund Complex; Director of Development, Pennsylvania
                              Ballet; formerly Associate Director of Development,
                              College of Arts and Sciences, University of Virginia,
                              formerly Director of Development and Communications, Lenox
                              Hill Neighborhood House.

                                                                                                         NUMBER OF
                                                                                                         PORTFOLIOS
                                                                                                      IN THE ALGER FUND
                                                                                       TRUSTEE          COMPLEX WHICH
NAME, AGE, POSITION WITH                                                                AND/OR          ARE OVERSEEN
 THE FUND AND ADDRESS         PRINCIPAL OCCUPATIONS                                  OFFICER SINCE       BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES

Stephen E. O'Neil (72)        Attorney; Private investor since 1981; Director of          1972               23
  Trustee                     Brown-Forman Corporation; Trustee/Director of the
                              six funds in the Alger Fund Complex; formerly of
                              Counsel to the law firm of Kohler & Barnes.

Charles F. Baird, Jr. (51)    Managing Partner of North Castle Partners, a private        2000               16
  Trustee                     equity securities group; Chairman of Equinox, Leiner
                              Health Products, Elizabeth Arden Day Spas, Grand
                              Expeditions and EAS; Trustee/Director of four of the six
                              funds in the Alger Fund Complex. Formerly Managing
                              Director of AEA Investors, Inc.

Roger P. Cheever (59)         Associate Dean of Development, Harvard University;          2000               16
  Trustee                     Trustee/Director of four of the six funds in the Alger
                              Fund Complex. Formerly Deputy Director of the
                              Harvard College Fund.

Lester L. Colbert, Jr. (70)   Private investor; Trustee/Director of five of the six       2000               17
  Trustee                     funds in the Alger Fund Complex. Formerly Chairman
                              of the Board and Chief Executive Officer of Xidex
                              Corporation.

Nathan E. Saint-Amand,        Medical doctor in private practice; Co-Partner Fishers      1986               23
  M.D. (66)                   Island Partners; Member of the Board of the Trustee
                              Manhattan Institute; Trustee/Director
                              of the six funds in the Alger Fund Complex. Formerly
                              Co-Chairman Special Projects Committee of
                              Memorial Sloan Kettering.

Joseph S. Nye, Jr. (66)       Trustee/Director of the six funds                           2003               23
  Trustee                     in the Alger Fund Complex; Dean, John F.
                              Kennedy School of Government, Harvard
                              University, since 1995; Assistant Secretary
                              of Defense for International Security Affairs
                              1994-1995; Chairman, National Intelligence
                              Council, 1993-1994.

                                                                                                         NUMBER OF
                                                                                                         PORTFOLIOS
                                                                                                      IN THE ALGER FUND
                                                                                       TRUSTEE          COMPLEX WHICH
NAME, AGE, POSITION WITH                                                                AND/OR          ARE OVERSEEN
 THE FUND AND ADDRESS         PRINCIPAL OCCUPATIONS                                  OFFICER SINCE       BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------
OFFICERS

Frederick A. Blum (51)        Executive Vice President and Treasurer of Alger, Inc.,      1996               N/A
  Treasurer and               Alger Management, Properties, Associates, ARI,
  Assistant Secretary         Services and Agency since September 2003 and
                              Senior Vice President prior thereto; Treasurer or
                              Assistant Treasurer, and Assistant Secretary, of each of
                              the other five investment companies in the Alger Fund
                              Complex since the later of 1996 or its inception. Director of SICAV and International and Chairman of the Board (and
                              prior thereto, Senior Vice President) and Treasurer of
                              Alger National Trust Company since 2003.

Dorothy G. Sanders (49)       Senior Vice President, General Counsel and                  2000               N/A
  Secretary                   Secretary of Alger, Inc., General Counsel and
                              Secretary of Associates, Agency, Properties,
                              Services, ARI and Alger Management; Secretary of
                              International and the six funds in the Alger Fund
                              Complex. Formerly Senior Vice President, Fleet
                              Financial Group.


Messrs. Alger and Chung are "interested persons"(as defined in the Investment Company Act) of the Fund because of their affiliations with Alger Management. Mr. Chung is Mr. Alger's son-in-law. Ms. Alger is a daughter of Fred M. AlgerIII. Ms. Alger is an "interested person" because she is an immediate family member of Mr. Alger. No Trustee is a director of any public company except as may be indicated under "Principal Occupations." Mr. Nye has given notice of his intention to resign as Trustee of the Fund. Ms. Sanders resigned as Secretary effective November 19, 2004.

The Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request by calling
(800) 992-3863.

SPECTRA FUND

111 Fifth Avenue
New York, NY 10003
(800) 711-6141
www.alger.com

INVESTMENT MANAGER
Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266

This report is submitted for the general information of the shareholders of Spectra Fund. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses as well as other pertinent information.

PROXY VOTING POLICIES
A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 711-6141 or online on the Fund's website at http://www.alger.com or on the SEC's website at http://www.sec.gov.

QUARTERLY FUND HOLDINGS
Commencing with the fiscal quarter ending July 31, 2004, the Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the Fund's website at http://www.alger.com or on the SEC's website at HTTP://WWW.SEC.GOV. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Fund by calling (800) 711-6141.

[LOGO]


SAS 61504 L1

[LOGO]

Spectra Fund
Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266


SAS 61504 L2

ITEM 2.  CODE OF ETHICS.

      (a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

      (b)   Not applicable.

      (c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

      (d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

      (e)   Not applicable.

      (f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

      The Board of Trustees of the Registrant determined that Stephen E. O'Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant's audit committee. Mr. O'Neil is an "independent" trustee - i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      a)    Audit Fees:
               October 31, 2004    $32,000
               October 31, 2003    $29,000

      b)    Audit-Related Fees: NONE

      c)    Tax Fees for tax advice, tax compliance and tax planning:
               October 31, 2004    $ 3,300
               October 31, 2003    $ 2,650

      d)    ALL Other Fees:
               October 31, 2004    $ 5,000
               October 31, 2003    $     0

            Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

      e)    1) Audit Committee Pre-Approval Policies And Procedures:

            Audit and non-audit services provided by the Registrant's independent registered public accounting firm (the "Auditors") on behalf the Registrant must be pre-approved by the Audit Committee. Non-audit services provided by the Auditors on behalf of the Registrant's Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

            2) All fees in item 4(b) through 4(d) above were approved by the Registrants' Audit Committee.

      f)    Not Applicable

      g)    Non-Audit Fees:
               October 31, 2004   $157,449 and 82,300 Euros
               October 31, 2003   $61,400 and 113,827 Euros

      h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

            Not applicable

ITEM 6.  SCHEDULE OF INVESTMENTS

            Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

            Not applicable

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

            Not applicable

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

            None

ITEM 10. CONTROLS AND PROCEDURES.

      (a) The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

      (b) No changes in the Registrant's internal control over financial reporting occurred during the Registrant's last fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

      (a)   (1) Code of Ethics as Exhibit 99.CODE ETH

      (a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

      (b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Spectra Fund

By:  /s/ Dan C. Chung

         Dan C. Chung

         President

Date:    January 5, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/  Dan C. Chung

         Dan C. Chung

         President

Date:    January 5, 2005

By: /s/  Frederick A. Blum

         Frederick A. Blum

         Treasurer

Date:    January 5, 2005